             OPPENHEIMER CAPITAL PRESERVATION FUND
             Supplement dated May 10, 2001 to the
              Prospectus dated February 12, 2001

The Prospectus is changed as follows:

1. The Prospectus supplement dated May 7, 2001 is withdrawn.

2. The chart  under the  heading  "What Does the Fund  Invest In?" on page 3 is deleted and replaced with the following:

Oppenheimer Fund                     Normal Allocation of the Fund's Net Assets
Oppenheimer Limited-Term
  Government Fund                    At least 65% but no more than 95%
Oppenheimer Bond  Fund               Not more than 20%
Oppenheimer Strategic Income Fund    Not more than 20%
Oppenheimer U.S. Government Trust    Not more than 15%
Oppenheimer Money Market Fund, Inc.  At least 5%

        3. The chart under the heading “Direct Annual Fund Operation Expenses on page 9 is deleted and replaced with the following:

Direct Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
                      Class  Class   Class  Class N Class
                      A         B      C    Shares    Y
                      Shares Shares  Shares         Shares
Management Fees1       0.30%   0.30%  0.30%   0.30%  0.30%
Distribution   and/or  0.25%   1.00%  1.00%   0.25%
Service (12b-1) Fees                                  None
Other Expenses1        0.96%   0.96%  0.96%   0.96%  0.96%
Total          Annual  1.51%   2.26%  2.26%   1.51%  1.26%
Operating Expenses

1. The management  fees payable by the Fund are reduced by the management  fees paid by the underlying  Oppenheimer  funds on assets  representing  investments by the  Fund  in  shares  of  those  underlying  funds.  That  is  done so that shareholders  of the Fund do not pay direct  and  indirect  management  fees in excess of 0.75%.  The  "Management  Fees" in the table  above are the fees paid directly by the Fund as reduced by the  management  fees paid to the Manager by the  underlying  funds.  The  "Other  Expenses"  in  the  table  above  include transfer  agent fees,  custodial  expenses and  accounting  and legal  expenses paid directly by the Fund.
Expenses  may vary in future  years.  Class N shares  were not offered for sale during the Fund's  last  fiscal  year.  The  expenses  above for Class N shares are based on the  expected  expenses  for that class of shares for the  current fiscal year.
4.	The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the paragraph “Class N Shares” under the heading “What Classes of Shares Does the Fund Offer?” on page 18:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

        5. The section entitled “Class A Contingent Deferred Sales Charge” on page 21 is deleted in its entirety.

6. The following is added after the section entitled "Can You Reduce Class A Sales Charges?" on page 21:

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

7.	The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the first paragraph under the heading “How Can You Buy Class N Shares?” on page 22:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

8.	The fourth paragraph of the section entitled “Distribution and Service Plans for Class B, Class C and Class N Shares” on page 24 is deleted and replaced with the following:

The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of the sale. Including the advance service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

May 10, 2001                            PS0755.005